UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported):  June 24, 2020

Commission File Number: 1-737

Exact name of registrant as specified in its charter:
TEXAS PACIFIC LAND TRUST

State or other jurisdiction of incorporation or organization:
NOT APPLICABLE

IRS Employer Identification No.:
75-0279735

Address of principal executive offices:
 1700 Pacific Avenue, Suite 2900
Dallas, Texas 75201

Registrant’s telephone number, including area code:
214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On June 30, 2020, Micheal W. Dobbs agreed to join Texas Pacific Land Trust (the “Trust”) as Senior Vice President and General Counsel, effective August 1, 2020.

Mr. Dobbs has been a partner at Kelley Drye & Warren LLP since 2016, having nearly two decades of experience in commercial, tort and environmental litigation matters, with an emphasis on environmental litigation. In addition, he has extensive experience representing clients in a variety of commercial, real estate, energy, land use and environmental regulatory matters. From 2008 to 2016, Mr. Dobbs was shareholder of Jackson Gilmour & Dobbs, PC, an environmental and litigation law firm in Houston, Texas that merged with Kelley Drye & Warren LLP in 2016. Mr. Dobbs does not have any family relationship with any trustee or executive officer of the Trust.

On June 30, 2020, the Trust entered into an Indemnification Agreement with each of its Trustees, John R. Norris III and David E. Barry (each, an “Indemnification Agreement”). The Indemnification Agreements are identical in form and each provides that, subject to certain limitations set forth therein, the Trust will indemnify the Trustee to the fullest extent permitted by applicable law, against losses or expenses incurred in relation to the Trustee’s service to the Trust. The indemnification agreements also provide that the Trust will advance expenses, subject to certain limitations, to each Trustee in connection with proceedings covered by the indemnification agreement.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to such agreements, a form of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Sameer Parasnis, Chief Commercial Officer of the Trust, is no longer employed by the Trust effective June 24, 2020.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		10.1	Form of Indemnification Agreement
		104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date:	June 30, 2020	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer